                                                             EXHIBIT NO. 99.7(c)
                                                             AS OF: May 25, 2006

                         EXHIBIT A TO CUSTODIAN CONTRACT

                  NAME OF TRUST/PORTFOLIO           STATE STREET PORTFOLIO  CHASE PORTFOLIO
-------------------------------------------------------------------------------------------
I.    MFS FAMILY OF FUNDS
      MFS SERIES TRUST I:
      CASH RESERVE FUND (MCF)                                  3
      CORE EQUITY FUND (RGI)                                   3
      CORE GROWTH FUND (CGF)                                   3
      NEW DISCOVERY FUND (NDF)                                 3
      RESEARCH INTERNATIONAL FUND (RIF)                        3
      STRATEGIC GROWTH FUND (AGF)                              3
      TECHNOLOGY FUND (SCT)                                    3
      VALUE FUND (EIF)                                         3

      MFS SERIES TRUST II:
      EMERGING GROWTH FUND (MEG)                                                   3

      MFS SERIES TRUST III:
      HIGH INCOME FUND (MFH)                                                       3
      HIGH YIELD OPPORTUNITIES FUND (HYO)                      3
      MUNICIPAL HIGH INCOME FUND (MMH)                        N/A                 N/A

      MFS SERIES TRUST IV:
      GOV'T. MONEY MKT. FUND (MMG)                             3
      MID CAP GROWTH FUND (OTC)                                                    3
      MONEY MARKET FUND (MMM)                                  3
      MUNICIPAL BOND FUND (MMB)                               N/A                 N/A

      MFS SERIES TRUST V:
      INTERNATIONAL NEW DISCOVERY FUND (MIO)                   3
      RESEARCH FUND (MFR)                                                          3
      TOTAL RETURN FUND (MTR)                                                      3

      MFS SERIES TRUST VI:
      GLOBAL EQUITY FUND (MWE)                                                     3
      GLOBAL TOTAL RETURN FUND (MWT)                                               3
      UTILITIES FUND (MMU)                                                         3

      MFS SERIES TRUST VII:
      CAPITAL OPPORTUNITIES FUND (MVF)                                             3

      MFS SERIES TRUST VIII:
      STRATEGIC INCOME FUND (MSI)                                                  3
      GLOBAL GROWTH FUND (WGF)                                 3
      MFS TAX MANAGED EQUITY FUND (TME)                        3

      MFS SERIES TRUST IX:
      BOND FUND (MFB)                                                              3
      EMERGING OPPORTUNITIES FUND (MCV)                        3

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
                  NAME OF TRUST/PORTFOLIO           STATE STREET PORTFOLIO  CHASE PORTFOLIO
-------------------------------------------------------------------------------------------
      INFLATION-ADJUSTED BOND FUND (IAB)                       3
      INTERMEDIATE INV. GRADE BOND FUND (IBF)                  3
      LIMITED MATURITY FUND (MLM)                                                  3
      MUNICIPAL LTD. MATURITY FUND (MML)                      N/A                 N/A
      RESEARCH BOND FUND (RBF)                                 3
      RESEARCH BOND FUND J  (RBJ)                              3

      MFS SERIES TRUST X:
      AGGRESSIVE GROWTH ALLOCATION FUND (AGG)                  3
      CONSERVATIVE ALLOCATION FUND (CON)                       3
      EMERGING MARKETS. DEBT FUND (EMD)                        3
      EMERGING MARKETS EQUITY FUND (FEM)                       3
      FLOATING RATE HIGH INCOME FUND (FRH)                     3
      GEMINI U.K. FUND (GKF)                                   3
      GLOBAL VALUE FUND (GOF)                                                      3
      GROWTH ALLOCATION FUND (GRO)                             3
      INTERNATIONAL DIVERSIFICATION FUND (MDI)                 3
      INTERNATIONAL. GROWTH FUND (FGF)                         3
      INTERNATIONAL VALUE FUND (FGI)                           3
      MODERATE ALLOCATION FUND (MOD)                           3
      NEW ENDEAVOR FUND (NEF)                                  3
      STRATEGIC VALUE FUND (SVF)                               3

      MFS SERIES TRUST XI:
      MID CAP VALUE FUND (MDF)                                 3
      UNION STANDARD EQUITY FUND (UNE)                         3

      MFS SERIES TRUST XII:
      LIFETIME RETIREMENT INCOME FUND (LRT)                    3
      LIFETIME 2010 FUND (ML1)                                 3
      LIFETIME 2020 FUND (ML2)                                 3
      LIFETIME 2030 FUND (ML3)                                 3
      LIFETIME 2040 FUND (ML4)                                 3

      MFS SERIES TRUST XIII:
      GOVERNMENT SECURITIES FUND (MGS)                        N/A                 N/A
      DIVERSIFIED INCOME FUND (DIF)                            3

      MFS MUNICIPAL SERIES TRUST:
      AL MUNICIPAL BOND FUND (MAL)                            N/A                 N/A
      AR MUNICIPAL BOND FUND (MAR)                            N/A                 N/A
      CA MUNICIPAL BOND FUND (MCA)                            N/A                 N/A
      FL MUNICIPAL BOND FUND (MFL)                            N/A                 N/A
      GA MUNICIPAL BOND FUND (MGA)                            N/A                 N/A
      MD MUNICIPAL BOND FUND (MMD)                            N/A                 N/A
      MA MUNICIPAL BOND FUND (MMA)                            N/A                 N/A
      MS MUNICIPAL BOND FUND (MMP)                            N/A                 N/A
      NY MUNICIPAL BOND FUND (MNY)                            N/A                 N/A
      NC MUNICIPAL BOND FUND (MNC)                            N/A                 N/A
      PA MUNICIPAL BOND FUND (MPA)                            N/A                 N/A
      SC MUNICIPAL BOND FUND (MSC)                            N/A                 N/A
      TN MUNICIPAL BOND FUND (MTN)                            N/A                 N/A
      VA MUNICIPAL BOND FUND (MVA)                            N/A                 N/A

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
                  NAME OF TRUST/PORTFOLIO           STATE STREET PORTFOLIO  CHASE PORTFOLIO
-------------------------------------------------------------------------------------------
      WV MUNICIPAL BOND FUND (MWV)                            N/A                 N/A
      MUNICIPAL INCOME FUND (MMI)                             N/A                 N/A

      STAND-ALONE FUNDS:
      GOVERNMENT LIMITED MATURITY FUND (MGL)                  N/A                 N/A
      GROWTH OPPORTUNITIES FUND (MGO)                                              3
      MA INVESTORS GROWTH STOCK FUND (MIG)                                         3
      MA INVESTORS TRUST (MIT)                                 3

II.   MFS CLOSED-END FUNDS
      CHARTER INCOME TRUST (MCR)                               3
      GOVERNMENT. MARKETS. INCOME TRUST (MGF)                                      3
      INTERMEDIATE INCOME TRUST (MIN)                          3
      MULTIMARKET INCOME TRUST (MMT)                                               3
      MUNICIPAL INCOME TRUST (MFM)                            N/A                 N/A
      SPECIAL VALUE TRUST (MFV)                                                    3

III.  MFS INSTITUTIONAL FUNDS
      MFS INSTITUTIONAL TRUST (MFSIT):
      INST. INTERNATIONAL EQUITY FUND (IIE)                    3
      INST. LARGE CAP GROWTH. FUND (ILC)                       3
      INST. LARGE CAP VALUE FUND (ILV)                         3
      INST. INT'L RESEARCH EQUITY FUND (IRE)                   3

      MFS VARIABLE INSURANCE TRUST (MVI):
      CAPITAL OPPORTUNITIES SERIES (VVS)                                           3
      EMERGING GROWTH SERIES (VEG)                                                 3
      GLOBAL EQUITY SERIES (VGE)                               3
      HIGH INCOME SERIES (VHI)                                                     3
      INVESTORS GROWTH STOCK SERIES (VGS)                      3
      INVESTORS TRUST SERIES (VGI)                                                 3
      MID CAP GROWTH SERIES (VMG)                              3
      MONEY MARKET SERIES (VMM)                                3
      NEW DISCOVERY SERIES (VND)                               3
      RESEARCH BOND SERIES (VFB) (FKA BOND SERIES)                                 3
      RESEARCH SERIES (VFR)                                                        3
      RESEARCH INTERNATIONAL SERIES (VRI)                      3
      STRATEGIC INCOME SERIES (VWG) (FKA GLOBAL                                    3
      GOVERNMENTS SERIES)
      TOTAL RETURN SERIES (VTR)                                                    3
      UTILITIES SERIES (VUF)                                                       3
      Value SERIES (VLU)                                                           3

IV.   MFS/SUN LIFE SERIES TRUST
      BOND SERIES (BDS)                                        3
      CAPITAL APPRECIATION SERIES (CAS)                                            3
      CAPITAL OPPORTUNITY SERIES (VAL)                         3
      EMERGING GROWTH SERIES (EGS)                                                 3
      EMERGING MARKETS EQUITY SERIES (FCE)                     3
      GLOBAL GOVERNMENTS SERIES (WGS)                                              3
      GLOBAL GROWTH SERIES (WGO)                               3
      GLOBAL TOTAL RETURN SERIES (WTS)                                             3

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
                  NAME OF TRUST/PORTFOLIO           STATE STREET PORTFOLIO  CHASE PORTFOLIO
-------------------------------------------------------------------------------------------
      GOVERNMENT. SECURITIES SERIES (GSS)                     N/A                 N/A
      HIGH YIELD SERIES (HYS)                                                      3
      INTERNATIONAL. GROWTH SERIES (FCI)                       3
      INTERNATIONAL VALUE SERIES (FCG)                         3
      MASS. INV. GROWTH STOCK SERIES (MIS)                     3
      MASS. INVESTORS TRUST SERIES (CGS)                                           3
      MID CAP GROWTH SERIES (MCS)                                                  3
      MID CAP VALUE SERIES (MVS)                               3
      MONEY MARKET SERIES (MKS)                                3
      NEW DISCOVERY SERIES (NWD)                               3
      RES. GR. AND INC. SERIES (RGS)                           3
      RESEARCH INTERNATIONAL SERIES (RSS)                      3
      RESEARCH SERIES (RES)                                                        3
      STRATEGIC GROWTH SERIES (SGS)                            3
      STRATEGIC INCOME SERIES (SIS)                            3
      Strategic Value Series (SVS)                             3
      TECHNOLOGY SERIES (TKS)                                  3
      TOTAL RETURN SERIES (TRS)                                                    3
      UTILITIES SERIES (UTS)                                                       3
      VALUE SERIES (EIS)                                       3

V.    COMPASS PRODUCTS
      CAP. APPRECIATION VAR. ACCT. (CAVA)                                          3
      GOV'T. SECURITIES VAR. ACCT. (GSVA)                     N/A                 N/A
      GLOBAL GOV'TS. VAR. ACCT. (WGVA)                                             3
      HIGH YIELD VARIABLE ACCT. (HYVA)                                             3
      MANAGED SECTORS VAR. ACCT. (MSVA)                                            3
      MONEY MKT. VARIABLE ACCT.(MMVA)                          3
      TOTAL RETURN VARIABLE ACCT. (TRVA)                                           3

MFS FUNDS LISTED IN THIS EXHIBIT A        STATE STREET BANK AND TRUST COMPANY


By: CHRISTOPHER R. BOHANE                 By:
    -----------------------------------       ----------------------------------
    Name: Christopher R. Bohane               Name:
   Title: Assistant Secretary and             Title:
          Assistant Clerk


                                          JPMORGAN CHASE INVESTOR SERVICES CO.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title: